                                  EXHIBIT 99.2

                                       TO

                                     8-K OF

                                TEAMSTAFF, INC.

                          AUDITED FINANCIAL STATEMENTS

                           FOR THE FISCAL YEAR ENDED

                           DECEMBER 31, 1998 TOGETHER

                       WITH REPORT OF ARTHUR ANDERSEN LLP

                            INDEPENDENT ACCOUNTANTS



                                   21 of 42

                                                                            99.2

               TEAMSTAFF COMPANIES, INC. AND AFFILIATED COMPANIES


              COMBINED FINANCIAL STATEMENTS AS OF DECEMBER 31, 1998


                                  TOGETHER WITH


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


                                    22 of 42

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders of

                Teamstaff Companies, Inc. and
                  Affiliated Companies


We have audited the accompanying combined balance sheet of Teamstaff Companies, Inc. and Affiliated Companies (as defined in Note 1) as of December 31, 1998 and the related combined statements of operations, shareholders' deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teamstaff Companies, Inc. and Affiliated Companies as of December 31, 1998 and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.





Roseland, New Jersey
March 19, 1999



                                    23 of 42

               TEAMSTAFF COMPANIES, INC. AND AFFILIATED COMPANIES


                   COMBINED BALANCE SHEET -- DECEMBER 31, 1998




                                     ASSETS

CURRENT ASSETS:
   Cash                                                                           $   417,000
   Accounts receivable, net of allowance for doubtful accounts of $2,000            2,249,000
   Prepaid expenses and other current assets                                          505,000
   Notes receivable from shareholders                                                 380,000
   Deposits with workers' compensation insurer                                         85,000
                                                                                  -----------


                Total current assets                                                3,636,000
                                                                                  -----------


FURNITURE, FIXTURES AND EQUIPMENT:
   Computer equipment                                                                 424,000
   Furniture and fixtures                                                             124,000
   Leasehold improvements                                                              25,000
                                                                                  -----------

                Total furniture, fixtures and equipment                               573,000


ACCUMULATED DEPRECIATION AND AMORTIZATION                                            (348,000)
                                                                                  -----------


                Total furniture, fixtures and equipment, net                          225,000
                                                                                  -----------



NOTE RECEIVABLE FROM SHAREHOLDER                                                    1,800,000





OTHER ASSETS                                                                          484,000
                                                                                  -----------


                Total assets                                                      $ 6,145,000
                                                                                  ===========


  The accompanying notes are an integral part of this combined balance sheet.


                                    24 of 42

               TEAMSTAFF COMPANIES, INC. AND AFFILIATED COMPANIES


                   COMBINED BALANCE SHEET -- DECEMBER 31, 1998




                      LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES:
   Accounts payable                                                  $   859,000
   Accrued expenses                                                    1,590,000
   Accrued salaries, wages and payroll taxes                           1,943,000
   Income taxes payable                                                   29,000
   Current maturities of note payable                                     28,000

   Current maturities of notes payable to shareholders                   847,000
                                                                     -----------


             Total current liabilities                                 5,296,000

ACCRUED WORKERS' COMPENSATION CLAIMS                                     484,000

NOTE PAYABLE, less current portion                                        65,000


NOTES PAYABLE TO SHAREHOLDERS, less current portion                    2,300,000

CLIENT DEPOSITS                                                           45,000
                                                                     -----------


                Total liabilities                                      8,190,000
                                                                     -----------


COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT:
   Preferred stock                                                     1,800,000
   Common stock                                                           47,000
   Additional paid-in capital                                          1,977,000
   Accumulated deficit                                                (5,869,000)
                                                                     -----------

                Total shareholders' deficit                           (2,045,000)

                                                                     -----------

                Total liabilities and shareholders' deficit
                   balance sheet.                                    $ 6,145,000
                                                                     ===========


   The accompanying notes are an integral part of this combined balance sheet

                                    25 of 42

               TEAMSTAFF COMPANIES, INC. AND AFFILIATED COMPANIES


                        COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998




REVENUES                                                        $ 113,501,000

DIRECT COSTS:
   Salaries and wages of worksite employees                        97,205,000
   Benefits and payroll taxes                                      12,156,000
                                                                -------------

                Total direct costs                                109,361,000
                                                                -------------

GROSS PROFIT                                                        4,140,000
                                                                -------------

OPERATING EXPENSES:
   Administrative personnel                                         2,282,000
   General and administrative expenses                              2,156,000
                                                                -------------

                Total operating expenses                            4,438,000
                                                                -------------

LOSS FROM OPERATIONS                                                 (298,000)
                                                                -------------

OTHER INCOME (EXPENSE):
   Interest expense                                                  (447,000)
   Interest income                                                    346,000
   Other income                                                         6,000
                                                                -------------

                Total other income (expense)                          (95,000)

                Loss before provision for income taxes               (393,000)

PROVISION FOR INCOME TAXES                                            (29,000)
                                                                -------------

                Net loss                                        ($    422,000)
                                                                =============

                     The accompanying notes are an integral
                        part of this combined statement.


                                    26 of 42

               TEAMSTAFF COMPANIES, INC. AND AFFILIATED COMPANIES


                    COMBINED STATEMENT SHAREHOLDERS' DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 1998






                                                                             Additional
                                       Preferred             Common            Paid-In         Accumulated
                                         Stock               Stock             Capital            Deficit               Total
                                         -----               -----             -------            -------               -----
Balance at December 31,
 1997                                  $ 1,800,000        $    47,000        $ 1,777,000        ($5,447,000)        ($1,823,000)

     Shareholder contribution                   --                 --            200,000                 --             200,000
     Net loss                                   --                 --                 --           (422,000)           (422,000)
                                       -----------        -----------        -----------        -----------         -----------

Balance at December 31,
 1998                                  $ 1,800,000        $    47,000        $ 1,977,000        ($5,869,000)        ($2,045,000)
                                       ===========        ===========        ===========        ===========         ===========

                     The accompanying notes are an integral
                        part of this combined statement.



                                    27 of 42

               TEAMSTAFF COMPANIES, INC. AND AFFILIATED COMPANIES


                        COMBINED STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                             ($  422,000)
   Adjustments to reconcile net loss to net cash used in operating activities-
     Depreciation and amortization                                                          121,000
     Provision for doubtful accounts                                                          2,000
     Changes in assets and liabilities-
       Accounts receivable                                                                  429,000
       Prepaid expenses and other current assets                                           (505,000)
       Notes receivable from shareholders                                                   (41,000)
       Deposits with workers' compensation insurer                                          249,000
       Other assets                                                                        (169,000)
       Accounts payable                                                                     399,000
       Accrued expenses                                                                   1,254,000
       Accrued salaries, wages and payroll taxes                                         (1,505,000)
       Income taxes payable                                                                  29,000
       Accrued workers' compensation claims                                                (379,000)
       Other liabilities                                                                    (15,000)
       Client deposits                                                                       11,000
                                                                                        -----------

                Net cash used in operating activities                                      (542,000)
                                                                                        -----------

CASH FLOWS FROM INVESTING ACTIVITIES --
   Purchase of furniture, fixtures and equipment                                           (107,000)
                                                                                        -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from notes payable to shareholders                                               28,000
   Proceeds from note payable                                                                22,000
   Payments of notes payable to shareholders                                                (19,000)
   Payments of note payable                                                                 (27,000)
   Shareholder contribution                                                                 200,000
                                                                                        -----------

                Net cash provided by financing activities                                   204,000
                                                                                        -----------

                Net decrease in cash                                                       (445,000)

CASH, beginning of year                                                                     862,000
                                                                                        -----------

CASH, end of year                                                                       $   417,000
                                                                                        ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for interest                                                               $   112,000
                                                                                        ===========

                     The accompanying notes are an integral
                        part of this combined statement.


                                    28 of 42

               TEAMSTAFF COMPANIES, INC. AND AFFILIATED COMPANIES


                     NOTES TO COMBINED FINANCIAL STATEMENTS



(1)  NATURE OF THE BUSINESS AND SUMMARY
     OF SIGNIFICANT ACCOUNTING POLICIES:

       Teamstaff Companies, Inc. and Affiliated Companies (collectively referred to as "the Company" or "Teamstaff") are professional employer organizations ("PEO") which provide professional employer services through its service arrangements with its clients. The Company provides human resource management services, including payroll processing, personnel administration, employee benefits administration, workers' compensation insurance coverage and claims management, risk management, and other human resource services. The Company earns a fee for providing human resource services, generally computed as a percentage of gross wages of payroll processed. The majority of the Company's clients are located in the State of Florida.

       The following are the significant accounting policies followed by the Company in preparing its combined financial statements.

         Principles of Combination-

           The accompanying combined financial statements of Teamstaff Companies, Inc. and Affiliated Companies include the accounts of The Teamstaff Companies, Inc., Teamstaff, Inc., Teamstaff II, Inc., Teamstaff III, Inc., Teamstaff IV, Inc., Teamstaff V, Inc., Teamstaff U.S.A., Inc., Teamstaff Insurance Services, Inc., and Employer Support Services, Inc. All significant intercompany balances and transactions have been eliminated.

         Use of Estimates-

           In preparing the Company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates relate to the Company's accrued workers' compensation claims. Actual results could differ from those estimates.

         Cash and Cash Equivalents-

           For purposes of the statement of cash flows, the Company considers cash in banks and certificates of deposit with maturities of ninety days or less at the time of purchase to be cash equivalents. There were no cash equivalents at December 31, 1998.

                                    29 of 42

       Revenue Recognition-

         Revenues and expenses and the related receivables and payables are recognized during the period in which the worksite employee earns wages. The Company's client service contracts generally provide for the billing and collection of revenues prior to or concurrent with the delivery of payrolls. Ordinarily, the Company does not grant credit to its clients; however, credit is granted on a case-by-case basis at the discretion of management.

         Accounts receivable consists primarily of billed receivables of approximately $283,000 and unbilled receivables of approximately $1,968,000 at December 31, 1998.

       Furniture, Fixtures and Equipment-

         Furniture, fixtures and equipment are stated at cost. Depreciation and amortization is computed utilizing the straight-line method over the shorter of the estimated useful lives of the assets or the remaining lease term, principally ranging from 5-7 years.

       Other Current Assets-

         Included in prepaid expenses and other current assets is approximately $45,000 of advances to a shareholder and the shareholder's family at December 31, 1998.

       Reserves for Workers' Compensation Claims-

         Client employees were covered under an insurance policy with Northbrook Insurance Company (Northbrook) until August 1996, at which time the coverage was changed to a policy with American International Group
         (AIG). The Northbrook policy provided a specific loss limitation of $500,000 per occurrence. The AIG policy provides for a range of premium costs depending on the claims activity during the policy year and limits the aggregate claims exposure to a percentage of workers' compensation payroll.

         From January 1, 1991 through December 31, 1993, all client employees were covered under fully insured policies with either United States Employer Consumer Association, Inc. Self-insured Fund (USEC), which is currently in receivership or Associated Industries Insurance Company, Inc. (AIF). From January 1, 1994 through July 31, 1994, all client employees were covered under USEC. (See Note 7)


         Claims for workers' compensation benefits covered through the USEC, Northbrook and AIG policies, are administered by the respective workers' compensation insurers (the Insurers). The Insurers evaluate all workers' compensation claims and pay qualifying claims. The Company employs a staff of risk managers responsible for assisting the Insurers in the review and evaluation of claims.

         Reserves for workers' compensation claims represent the Company's estimated undiscounted liability for the settlement of workers' compensation claims, both reported and incurred but not reported, as of the balance sheet date. The Company's reserves are based upon information provided by the Company's Insurers. Management believes that the reserves for workers' compensation claims are adequate. While management uses available information, including historical loss ratios to estimate reserves future adjustments may be necessary based on actual losses.

                                    30 of 42

       Income Taxes-

         Teamstaff Companies, Inc. and Affiliated Companies are Subchapter S corporations, except for Teamstaff V, Inc. which is a C Corporation. The Company's policy is to record income tax expenses on the C Corporation financial statements based on applicable statutory rates.

         The C Corporation uses the asset and liability method to account for income taxes. The objective of the assets and liability method is to establish deferred tax assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The principal temporary difference between the basis of assets and liabilities for financial reporting and tax purposes relates to reserves for workers' compensation and health insurance claims and net operating loss carryforwards. Net deferred tax assets related to such differences have been offset by a valuation allowance due to the uncertainty of their ultimate realization.

         The Subchapter S Corporations do not provide for income taxes in the accompanying combined financial statements because those companies' results of operations are allocated directly to their shareholders.

       Fair Value of Financial Instruments-

         The carrying amounts of the Company's accounts receivable, notes receivable from shareholders and notes payable at December 31, 1998, approximate fair value due to the short-term nature of these items.

(2)  LIQUIDITY:

       During 1998, the Company's net loss was $422,000 and at December 31, 1998 the accumulated deficit totaled $5,869,000.

       Management intends to continue improving the operating results by better controlling its health insurance-related costs and increasing gross client revenues. Management believes that these steps will result in economies of scale and greater contribution to net income.

       Subsequent to year-end the Company was sold (see Note 11).

(3)  NOTES RECEIVABLE FROM SHAREHOLDERS:

       The notes receivable from shareholders relate to ten notes outstanding from two shareholders. The notes have fixed interest rates ranging from 8% to 10%, payable quarterly or at the due date. All principal on these notes are due on June 30, 1999, December 31, 1999 and January 31, 2000.


                                    31 of 42

(4)  NOTES PAYABLE TO SHAREHOLDERS:

       A summary of notes payable to shareholders at December 31, 1998 is as follows-

          Note payable to shareholder, dated December 27, 1996, principal due on January 31,
            2000, interest due quarterly at 10%                                                         $1,800,000
          Notes payable to shareholder, dated December 27, 1996, principal due on January 31,
            2000, interest due quarterly at 10%                                                            500,000
          Note payable to shareholder, dated November 15, 1994, principal due on December 31,
            1999, interest due annually at 7.25%                                                            50,000
          Note payable to shareholder, dated July 31, 1995, principal due on December 31, 1999,
            interest due quarterly at LIBOR (5.10% at December 31, 1998) plus 1%                           350,000
          Note payable to shareholder, dated December 29, 1993, principal due on December 31,
            1999, interest due monthly at 8%                                                               132,000
          Note payable to shareholder, dated December 31, 1997, principal due on December 31,
            1999, interest due annually at 9%                                                              100,000
          Note payable to shareholder, dated December 29, 1993, principal due on December 31,
            1999, interest due monthly at 9%                                                               100,000
          Note payable to shareholder, dated December 31, 1997, principal due on December 31,
            1999, interest due annually at 9%                                                               50,000
          Note payable to shareholder, dated December 29, 1993, principal due on December 31,
            1999, interest due monthly at 9%                                                                65,000
                                                                                                        ----------
                                                                                                         3,147,000

          Less- Current portion                                                                           (847,000)
                                                                                                        ----------
                                                                                                        $2,300,000
                                                                                                        ==========

       The maturity dates of the above uncollateralized notes have been extended numerous times.

(5)  NOTE PAYABLE:

     The note payable is to a bank, dated August 5, 1997 with principal due on
       August 5, 2000. Interest is due quarterly at LIBOR (5.10% at December 31,
       1998) plus 1%                                                                                       $93,000

     Less- Current portion                                                                                 (28,000)
                                                                                                           -------
                                                                                                           $65,000
                                                                                                           =======

                                    32 of 42

(6)  EMPLOYEE BENEFIT PLANS:

       401(k) Contribution Plan-

         In 1996, the Company established a deferred compensation plan (the
         Plan) under Section 401(a)(g) of the Internal Revenue Code. Generally, any employee of the Company, including those leased to clients, is eligible to participate in the Plan upon completion of a year of service and after attaining the age of 21 years. At its discretion, the Company may make matching contributions to the Plan. Generally, employees become partially vested in Company contributions after 2 years of service and are fully vested after six years of service. In 1998 approximately $226,000 were contributed by the Company to the Plan.

(7)  COMMITMENTS AND CONTINGENCIES:

       Deposits with Workers' Compensation Insurer-

         As security under the Northbrook insurance policy described previously, the Company had pledged a certificate of deposit of $900,000 to Northbrook. During 1997, this certificate was redeemed and the funds were transferred to Northbrook to use for claim payments. As of December 31, 1998 the certificate of deposit balance was $10,000. In addition, as required under the Northbrook policy, the Company also maintains a $75,000 deposit with the insurer, which is used to fund all claims.

       Workers' Compensation Claim-

         The Company has a contingent liability for a potential assessment from a former workers' compensation insurer, which is currently in receivership. The Company used the insurer for policy years prior to 1994. The Company is a member of the insured group and was originally given an assessment of $1.03 million on July 18, 1996 for its portion of the $38 million assessed to the group. On January 15, 1999 this amount was reassessed to $1.6 million of the revised $45 million assessed to the group. The Company is currently in litigation regarding this assessment and management, after consultation with legal counsel, has recorded a reserve of approximately $484,000 based upon the Company's original assessment of $1.03 million and the results of other members' settlements. In the event that other parties of the group are unable to satisfy their assessments, additional assessments could be made against the Company as the overall assessment is joint and several.

       Operating Leases-

         The Company has various operating lease agreements for their offices and equipment. Future minimum lease payments required under these operating leases for the years ended December 31, are as follows-

          1999                                                       $138,000
          2000                                                         14,000
          2001                                                         11,000
          2002                                                          7,000
          Thereafter                                                        0

           The leases provide for payment of taxes and other expenses by the Company. Rent expense was approximately $157,000 for the year ended December 31, 1998.

                                    33 of 42

(8)  COMMITMENTS AND CONTINGENCIES:

       LEGAL PROCEEDINGS-

         Various legal actions and proceedings are pending or threatened against the Company and include suits relating to its professional employer services. While the final outcome of these matters cannot be predicted at this time and many of them may take a number of years to resolve, management believes, after consultations with counsel, that these proceedings are subject to meritorious defenses, are covered by insurance, or, if not so covered, any ultimate liability will not have a material adverse effect on the combined financial position, results of operations, or liquidity of the Company.

(9)  CAPITAL STOCK:

         Preferred and common stock balances consist of the following at December 31, 1998

                                                                                             Preferred          Common
                                                                                               Stock            Stock
                                                                                               -----            -----
        The Teamstaff Companies, Inc. -- Common stock - authorized 10,000 shares of
          $1.00 par value; issued and outstanding 29,000 shares                             $        0          $29,000
        Employer Support Services, Inc. -- Common stock - authorized 10,000 shares
          of $1.00 par value; issued and outstanding 3,800 shares                                    0            3,800
        Teamstaff II, Inc. -- Common stock - authorized 10,000 shares of $1.00 par
          value; issued and outstanding 100 shares                                                   0              100
        Teamstaff III, Inc. -- Common stock - authorized 10,000 shares of $1.00 par
          value; issued and outstanding 100 shares                                                   0              100
        Teamstaff IV, Inc. -- Common stock - authorized 10,000 shares of $1.00 par
          value; issued and outstanding 100 shares                                                   0              100
        Teamstaff V, Inc. -- Preferred stock - 8% cumulative - $1,000 par value;
          authorized 10,000 shares; issued and outstanding 1,800 shares - Common stock - authorized 10,000 shares of $1.00 par value; issued and
          outstanding 100 shares                                                             1,800,000              100
        Teamstaff Insurance, Inc. -- Common stock - authorized 10,000 shares of
          $1.00 par value; issued and outstanding 100 shares                                         0              100
        Teamstaff U.S.A., Inc. -- Common stock - authorized 10,000 shares of $1.00 par
          value; issued and outstanding 3,800 shares                                                 0            3,800
        Teamstaff, Inc. -- Common stock - authorized 10,000 shares of $1.00 par
          value; issued and outstanding 9,700 shares                                                 0            9,700
                                                                                            ----------          -------
                                                                                            $1,800,000          $46,800
                                                                                            ==========          =======

         All companies have authorized 10,000 shares of $1,000 preferred stock; with the exception of those issued above, no shares are issued and outstanding.



                                    34 of 42

(10)   RELATED PARTY TRANSACTION:

         In 1996, a shareholder paid the Company $1,800,000 in exchange for 10,000 shares of preferred stock in Teamstaff V, Inc. Teamstaff V, Inc. then loaned the $1,800,000 to the shareholder (resulting in the $1,800,000 long-term note receivable) who in turn loaned the $1,800,000 to Teamstaff, Inc. (resulting in the $1,800,000 note payable). The interest rates on the note receivable and note payable are identical.

         The preferred stock has an 8% cumulative dividend rate. Cumulative dividend in arrears approximate $289,000 as of December 31, 1998. The preferred stock does not give the holder any voting rights and does not contain conversion features. In the event of liquidation, the preferred shareholder is entitled to a liquidation preference of $1,800,000.

(11)   SUBSEQUENT EVENT:

         On January 25, 1999 the Company was sold to Teamstaff, Inc. (formerly Digital Solutions, Inc.) in exchange for 8,233,334 shares of Teamstaff, Inc.'s common stock. In addition, Teamstaff, Inc. purchased the Company's preferred stock and repaid the note payable and the net notes payable to (receivable from) shareholders.



                                    35 of 42